SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                              ----------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                         May 4, 2001 (May 3, 2001)
                     ---------------------------------
              Date of Report (Date of earliest event reported)


                              RCN CORPORATION
           -------------------------------------------------------
           (Exact name of Registrant as specified in its charter)


      Delaware                   0-22825                 22-3498533
(State of Incorporation)    (Commission File No.)      (IRS Employer
                                                       Identification Number)


               105 Carnegie Center, Princeton, NJ 08540-6215
        ------------------------------------------------------------
        (Address of principal executive offices, including zip code)


                               (609) 734-3700
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            (Registrant's telephone number, including area code)


                               Not Applicable
     ------------------------------------------------------------------
       (Former name or former address, if changed since last report)


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

               Exhibit 99.1    RCN Corporation Press Release dated
                               May 3, 2001.


Item 9.  Regulation FD Disclosure.

On May 3, 2001, RCN Corporation issued the press release attached as
Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

The information in this Current Report on Form 8-K is furnished pursuant to
Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The filing of this Current Report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in this Current Report on Form 8-K is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K, although we may do so from time to time as we believe warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.


                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RCN Corporation


                                       By: /s/ John Jones
                                          -------------------------
                                       Name:  John J. Jones
                                       Title: Executive Vice President,
                                              Secretary and General Counsel

Date: May 4, 2001



                               EXHIBIT INDEX

Exhibit
   No.

  99.1       RCN Corporation Press Release dated May 3, 2001.


EXHIBIT 99.1